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                                                                  EXHIBIT 23.3

THE BOARD OF DIRECTORS
CHANGEPOINT CORPORATION


We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.


Toronto, Canada

July 27, 2000                                         /s/ KPMG LLP